SMITH BARNEY INVESTMENT FUNDS INC
on behalf of
Smith Barney Group Spectrum Fund


Supplement dated September 18, 2000 to
Prospectus dated September 14, 2000


Effective immediately the sub-heading "Class L shares" under the  Sales
 Charges"
section of the
prospectus of Smith Barney Group Spectrum Fund is supplemented by waiving the 1.00% sales charge on the offering price for Class L shares during the initial offering period scheduled to end on October
25, 2000.






FD02029